UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Michael W. Stockton

International Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Annual report for the year ended June 30, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated September 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2017, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.07%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents

1	Letter to investors
5	The value of a $10,000 investment
6	Summary investment portfolio
10	Financial statements
29	Board of trustees and other officers

Fellow investors:

International equity markets rebounded to deliver strong positive results during the fund’s fiscal year. Market gains were fueled by improving global growth and receding political risk in Europe.

Against this backdrop, the fund produced a 17.80% total return for the 12 months ended June 30, 2017. This total return includes quarterly dividend payments totaling about 68 cents a share for the period.

The fund’s result trailed the 20.45% return registered by its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed- and developing-country stock markets. The index is unmanaged and, therefore, has no expenses. By way of comparison, the Lipper International Funds Index, a peer group measure, advanced 20.32%.

We are pleased with the fund’s overall result for the 12 months — and that the fund kept pace with the broader market in the second half. While we are disappointed with the fund’s full-year result in relative terms, we note that our focus is on the long term and reaffirm our conviction that the fund’s approach can benefit patient, long-term investors. Returns for longer time frames are shown below.

Growth surges, political headwinds recede

While the fiscal year proved to be a fruitful one for investors in international markets, the first half was marked by pronounced volatility. Initially, investors focused much of their attention on shifting political events, most notably the U.K. vote to part with the European Union and the November presidential election in the United States.

In Europe, stocks rebounded strongly from losses earlier in the reporting period that were sparked partly by the U.K.’s Brexit vote. By January, markets began to rebound as investor sentiment shifted amid signs of improving economic growth. The euro zone economy grew at an annualized rate of 1.9% in the first quarter, the fastest pace since 2015. The upturn was further fueled in May by the election of centrist Emmanuel Macron as president of France. Macron’s defeat of populist candidate Marine Le Pen reassured investors that the 28-nation European Union will remain intact. European Central Bank President Mario Draghi indicated that the bank may soon begin winding

Results at a glance

For periods ended June 30, 2017, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	17.80%	7.18%	7.10%
MSCI All Country World Index ex USA*	20.45	7.22	4.94
Lipper International Funds Index†	20.32	8.93	5.75

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

International Growth and Income Fund	1

Where the fund’s assets were invested

Percent of net assets by country of domicile as of June 30, 2017

	International Growth and Income Fund	MSCI ACWI ex USA[1,2]

Europe
Euro zone[3]	21.9%	22.6%
United Kingdom	16.0	12.3
Switzerland	5.2	5.9
Denmark	2.4	1.3
Russian Federation	1.6	.8
Sweden	.9	2.0
Other Europe	.1	1.1
	48.1	46.0

Asia/Pacific
Japan	8.0	16.3
Hong Kong	5.7	2.4
Taiwan	4.7	3.0
China	2.5	6.6
India	1.9	2.1
Australia	1.7	4.9
Other Asia/Pacific	2.7	6.7
	27.2	42.1

The Americas
Canada	4.7	6.6
Brazil	2.5	1.6
United States	2.5	—
Mexico	1.2	.9
Other Americas	—	.5
	10.9	9.5

Other
South Africa	.7	1.6
Other countries	—	.8
	.7	2.4

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	13.1	—
Total	100.0%	100.0%

[1]	Totals may not add to 100% due to rounding.
[2]	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

down its aggressive stimulus program given Europe’s improving economy. A modest strengthening of the euro versus the U.S. dollar during the period boosted returns for U.S.-based investors. For the 12 months ended June 30, 2017, the MSCI Europe ex U.K. Index* gained 24.37%.

In June, U.K. voters delivered a setback to Prime Minister Theresa May’s Conservative Party during a general election May called to shore up support for her plans to exit the EU. While the Conservatives kept their position as the largest party, they lost their outright majority, resulting in a hung Parliament. This cast further uncertainty over the Brexit process. Nevertheless, the U.K. stock market rose 13.35% in U.S. dollar terms.

Elsewhere among developed markets, Japanese equity prices rose 19.18%. In June the government upgraded its assessment of the economy for the first time this year, citing improved capital investment and consumer spending. First-quarter GDP was revised down to 1.1%, but it marked the first time since 2006 that the economy expanded for five straight quarters. The Consumer Price Index, a measure of inflation, rose 0.4% in May. The yen fell 8.70% against the dollar for the period, providing a tailwind for Japanese exporters.

Emerging market equities rebounded strongly during the fiscal year, aided by signs of better global growth, a weaker U.S. dollar and solid growth from technology-related companies. Chinese stocks soared 32.19% as sustained government stimulus and consumer spending offset renewed concerns about corporate debt levels and the pace of future growth. Elsewhere in developing markets, Indian shares rose 17.47%,

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	International Growth and Income Fund

Largest equity holdings

(as of June 30, 2017)

Company	Country of domicile	Percent of net assets
TSMC	Taiwan	3.3%
British American Tobacco	United Kingdom	2.6
Royal Dutch Shell	United Kingdom	2.2
Prudential	United Kingdom	1.8
Enbridge	Canada	1.8
AstraZeneca	United Kingdom	1.6
Sony	Japan	1.6
AXA	France	1.5
Nestlé	Switzerland	1.4
Vodafone Group	United Kingdom	1.2

overcoming a major currency recall late last year that disrupted business and consumer spending. Brazilian stocks (+17.00%) also advanced, despite new allegations that President Michel Temer had encouraged political bribes, resurrecting uncertainty about the government’s commitment to reform.

What helped and hurt

In a broadly constructive market environment, the fund received positive contributions from holdings in every market sector. Select investments in information technology companies were among the strongest contributors during the period. Video-game developer Nintendo’s shares soared 134.79% amid runaway demand for the company’s recently launched Switch gaming console and investor excitement over new product launches. Taiwan Semiconductor Manufacturing (TSMC), the fund’s largest position, advanced 35.55% on speculation of increased demand for chips to supply the new Apple iPhone 8 smartphone, which is expected to be launched later this year. AAC Technologies (+45.45%) and Murata Manufacturing (+35.29%) also generated sizeable gains.

Strong stock selection in the industrials sector also helped. Ryanair Holdings rose 54.75% as the discount airline reported a strong increase in passengers. The stock was also boosted by news of a partnership with Spanish airline Air Europa.

International Consolidated Airlines, a Spanish airline company operating under the British Airways and Iberia brands, gained 58.71% and shares of Flughafen Zurich, the largest international airport in Switzerland, advanced 38.74%.

A relatively heavy concentration of investments in the energy sector and unfavorable stock selection weighed on the fund’s overall result, as a decline in oil prices raised investor concerns that the market could be returning to a point of oversupply. Oil services company Schlumberger’s stock price declined 16.74% after the company reported first-quarter revenue behind market forecasts, with drilling revenues declining modestly. No. 3 holding Royal Dutch Shell lost 2.92% as lower oil prices raised questions about the sustainability of its dividend; Shares of No. 5 holding Enbridge declined 5.96% after its Enbridge Energy Partners unit warned that distributable cash flow for 2017 would decline.

Elsewhere among the fund’s top 10 holdings, insurers AXA (+36.16%) and

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

International Growth and Income Fund	3

Prudential (+34.63%), and No. 7 holding Sony Corp. (+30.21%) all delivered solid gains. Results for British American Tobacco (+4.76%), the second-largest position, No. 9 Nestlé (+12.82%) and British pharmaceutical maker AstraZeneca (+12.35%) were positive but trailed the broader market. No. 10 Vodafone, returned -6.84%.

In a strong environment for equities, the fund’s position in cash held back the fund’s result in relative terms. Given the level of volatility at the start of the period, the fund’s managers maintained a relatively cautious approach. However, the managers believe the cash position will allow them to take advantage of future market volatility.

Looking ahead

After years of trailing U.S. equity markets, developed and developing stock markets abroad are leading the U.S. thus far in 2017. Given that valuations generally remain lower in non-U.S. markets, we continue to find long-term investment opportunities in Europe and emerging markets.

The global economy has improved considerably in recent months. With the French presidential election in the rearview mirror, investors are now focused on surprisingly positive growth in Europe. We expect the U.S. economy to accelerate further, and are encouraged by recent developments in China, where the nation’s leaders are managing a transition to a more balanced economy. Corporate profits in developing countries continue to grow.

However, uncertainties remain: U.K. Prime Minister Theresa May’s setback in June Parliamentary elections has further clouded the path forward for Brexit negotiations.

Lastly, while questions remain about the impact of rising rates on dividend-paying equities, we believe the fund’s focus on established dividend-paying companies in markets abroad can continue to reward investors over the long run. As always, we endeavor to be responsible stewards of your capital.

We thank you for your continued support of International Growth and Income Fund and we look forward to reporting back to you in six months.

Cordially,

Steven T. Watson

Vice Chairman of the Board

Andrew B. Suzman
President

August 11, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

As of June 30, 2017

International Growth and Income Fund vs. MSCI ACWI ex USA with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	3%	—
■	Canada	5	7%
■	Europe	53	45
■	Japan	9	16
■	Asia-Pacific ex. Japan	10	8
■	Emerging markets	20	24
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	19%	16%
■	Canada	5	5
■	Europe	29	23
■	Japan	7	12
■	Asia-Pacific ex. Japan	5	7
■	Emerging markets	35	37
	Total	100%	100%

Source: Capital Group (as of June 30, 2017).

Compared with the MSCI ACWI ex USA as a percent of net assets.

All figures include convertible securities.

4	International Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2017, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2017)*

	1 year	5 years	Lifetime (since 10/1/08)

Class A shares	11.02%	5.92%	6.37%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated September 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

International Growth and Income Fund	5

Summary investment portfolio June 30, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets

Euro zone*	21.89%
United Kingdom	16.06
Japan	7.97
Hong Kong	5.74
Switzerland	5.20
Taiwan	4.71
Canada	4.67
Brazil	2.50
United States	2.50
Other countries	15.69
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	13.07

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 86.67%	Shares	Value (000)
Financials 15.69%
Prudential PLC	9,983,572	$228,985
AXA SA	6,906,200	188,916
Banco Santander, SA	22,477,023	148,693
BNP Paribas SA	1,969,000	141,815
AIA Group Ltd.	18,914,600	138,211
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	17,400,000	103,731
HDFC Bank Ltd.[1]	2,396,694	61,693
HDFC Bank Ltd. (ADR)	453,707	39,459
Toronto-Dominion Bank (CAD denominated)	1,783,000	89,851
Svenska Handelsbanken AB, Class A	5,707,000	81,696
Other securities		744,193
		1,967,243

Consumer discretionary 11.31%
Sony Corp.	5,270,000	200,820
MGM China Holdings, Ltd.	60,772,800	135,129
Christian Dior SE1	423,800	123,464
ProSiebenSat.1 Media SE	2,385,000	99,809
Wynn Macau, Ltd.	42,474,000	99,229
Other securities		760,388
		1,418,839

Information technology 9.62%
Taiwan Semiconductor Manufacturing Co., Ltd.	61,029,506	418,299
Nintendo Co., Ltd.	427,200	143,115
Murata Manufacturing Co., Ltd.	667,000	101,229
Samsung Electronics Co., Ltd.	48,700	101,176
Vanguard International Semiconductor Corp.[2]	50,975,000	100,542
AAC Technologies Holdings Inc.	7,114,000	88,931
Other securities		252,781
		1,206,073

Industrials 8.65%
Flughafen Zürich AG	596,700	146,484
BAE Systems PLC	14,300,000	117,990
International Consolidated Airlines Group, SA (CDI)	14,485,000	115,083
Geberit AG	212,200	98,963
Other securities		606,709
		1,085,229

6	International Growth and Income Fund

	Shares	Value (000)
Energy 8.31%
Royal Dutch Shell PLC, Class B	9,857,600	$264,805
Royal Dutch Shell PLC, Class B (ADR)	180,000	9,797
Royal Dutch Shell PLC, Class A	138,749	3,678
Royal Dutch Shell PLC, Class A (ADR)	3,291	175
Enbridge Inc. (CAD denominated)	5,606,194	223,331
TOTAL SA	2,373,509	117,341
Pembina Pipeline Corp.	2,981,591	98,750
Reliance Industries Ltd.[2]	3,879,000	82,816
Schlumberger Ltd.	1,210,000	79,666
Other securities		161,188
		1,041,547

Consumer staples 7.54%
British American Tobacco PLC	4,831,300	329,351
Nestlé SA	2,003,700	174,376
Other securities		441,555
		945,282

Utilities 5.64%
Enel SPA	25,834,334	138,504
DONG Energy AS	2,959,930	133,622
Rubis SCA	770,669	87,353
Northland Power Inc.	4,659,000	82,991
Other securities		264,958
		707,428

Health care 4.91%
AstraZeneca PLC	3,023,000	202,181
Bayer AG	662,500	85,656
Other securities		327,607
		615,444

Materials 4.79%
Koninklijke DSM NV	1,265,000	91,948
James Hardie Industries PLC (CDI)	5,265,000	82,957
Other securities		426,242
		601,147

Telecommunication services 3.56%
Vodafone Group PLC	53,470,000	151,645
Other securities		294,838
		446,483

Real estate 2.80%
Link REIT	17,712,152	134,756
Other securities		216,024
		350,780

Miscellaneous 3.85%
Other common stocks in initial period of acquisition		483,219

Total common stocks (cost: $8,971,205,000)		10,868,714

Preferred securities 0.25%
Financials 0.25%
Other securities		31,175

Total preferred securities (cost: $30,265,000)		31,175

Rights & warrants 0.01%

Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		1,167

Total rights & warrants (cost: $1,226,000)		1,167

International Growth and Income Fund	7

Convertible bonds 0.52%	Principal amount (000)	Value (000)
Health care 0.39%
Bayer AG, convertible notes, 5.625% 2019	€34,700	$48,308

Financials 0.13%
Other securities		16,889

Total convertible bonds (cost: $57,351,000)		65,197

Bonds, notes & other debt instruments 0.61%
Corporate bonds & notes 0.27%
Other 0.27%
Other securities		33,409

Total corporate bonds & notes		33,409

Bonds & notes of governments outside the U.S. 0.22%
Other securities		27,937

U.S. Treasury bonds & notes 0.12%
U.S. Treasury 0.12%
Other securities		14,765

Total bonds, notes & other debt instruments (cost: $67,834,000)		76,111

Short-term securities 11.50%
Bank of Montreal 1.11%–1.21% due 8/4/2017–9/8/2017	$79,400	79,254
Fairway Finance Corp. 1.12%–1.24% due 8/9/2017–9/13/2017[3]	65,000	64,879
Federal Home Loan Bank 0.86%–1.08% due 7/7/2017–10/16/2017	273,325	273,079
Mizuho Bank, Ltd. 1.11%–1.32% due 7/10/2017–10/20/2017[3]	100,000	99,783
Nestlé Finance International Ltd. 1.14% due 9/7/2017	42,000	41,906
Nordea Bank AB 1.03%–1.21% due 7/20/2017–9/11/2017[3]	91,100	90,950
Sumitomo Mitsui Banking Corp. 1.02%–1.15% due 7/21/2017–8/2/2017[3]	117,300	117,184
Total Capital Canada Ltd. 1.05%–1.18% due 8/16/2017–8/21/2017[3]	90,000	89,854
Victory Receivables Corp. 1.07%–1.30% due 7/6/2017–9/19/2017[3]	90,000	89,825
Wal-Mart Stores, Inc. 0.88%–1.11% due 7/3/2017–7/19/2017[3]	80,200	80,169
Other securities		415,731

Total short-term securities (cost: $1,442,675,000)		1,442,614
Total investment securities 99.56% (cost: $10,570,556,000)		12,484,978
Other assets less liabilities 0.44%		54,971

Net assets 100.00%		$12,539,949

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $323,000, which represented less than .01% of the net assets of the fund.

8	International Growth and Income Fund

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 6/30/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD4,143	JPY465,000	JPMorgan Chase	7/7/2017	$7
USD7,220	JPY789,287	Bank of New York Mellon	7/10/2017	200
USD12,196	AUD16,500	HSBC Bank	7/12/2017	(483)
USD10,481	JPY1,162,000	Bank of America, N.A.	7/25/2017	138
USD7,519	JPY836,200	Citibank	7/28/2017	75
USD4,207	JPY465,000	UBS AG	8/21/2017	63
USD5,491	JPY600,000	Bank of America, N.A.	9/14/2017	138
				$138

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $297,261,000, which represented 2.37% of the net assets of the fund. This amount includes $33,239,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $938,123,000, which represented 7.48% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

CDI = CREST Depository Interest

€ = Euros

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

International Growth and Income Fund	9

Financial statements

Statement of assets and liabilities

at June 30, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $10,570,556)		$12,484,978
Cash		5,013
Cash denominated in currencies other than U.S. dollars (cost: $2,809)		2,809
Unrealized appreciation on open forward currency contracts		621
Receivables for:
Sales of investments	$9,610
Sales of fund’s shares	34,933
Dividends and interest	59,743
Other	723	105,009
		12,598,430
Liabilities:
Unrealized depreciation on open forward currency contracts		483
Payables for:
Purchases of investments	11,564
Repurchases of fund’s shares	29,286
Investment advisory services	4,967
Services provided by related parties	1,746
Trustees’ deferred compensation	2,023
Non-U.S. taxes	8,143
Other	269	57,998
Net assets at June 30, 2017		$12,539,949

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,743,239
Distributions in excess of net investment income		(25,795)
Accumulated net realized loss		(1,088,607)
Net unrealized appreciation		1,911,112
Net assets at June 30, 2017		$12,539,949

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (391,484 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$4,699,571	146,704		$32.03
Class C	255,027	7,982		31.95
Class T	11	—	*	32.03
Class F-1	362,422	11,305		32.06
Class F-2	2,443,870	76,262		32.05
Class F-3	1,825,417	57,005		32.02
Class 529-A	135,842	4,246		31.99
Class 529-C	31,762	998		31.83
Class 529-E	4,802	150		31.99
Class 529-T	11	—	*	32.03
Class 529-F-1	14,568	455		32.04
Class R-1	4,622	145		31.95
Class R-2	53,982	1,694		31.87
Class R-2E	1,846	58		31.92
Class R-3	66,440	2,078		31.97
Class R-4	87,557	2,735		32.01
Class R-5E	326	10		32.01
Class R-5	33,050	1,026		32.20
Class R-6	2,518,823	78,631		32.03

*Amount less than one thousand.

See Notes to Financial Statements

10	International Growth and Income Fund

Statement of operations

for the year ended June 30, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $30,010)	$327,743
Interest (net of non-U.S. taxes of $40)	15,992	$343,735
Fees and expenses*:
Investment advisory services	54,493
Distribution services	16,025
Transfer agent services	12,136
Administrative services	3,801
Reports to shareholders	699
Registration statement and prospectus	712
Trustees’ compensation	570
Auditing and legal	178
Custodian	2,301
Other	206	91,121
Net investment income		252,614

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $1,894)	(133,524)
Forward currency contracts	11,263
Currency transactions	(7,111)	(129,372)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $4,170)	1,751,237
Forward currency contracts	(5,957)
Currency translations	1,638	1,746,918
Net realized loss and unrealized appreciation		1,617,546
Net increase in net assets resulting from operations		$1,870,160

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30
	2017	2016
Operations:
Net investment income	$252,614	$267,017
Net realized loss	(129,372)	(870,908)
Net unrealized appreciation (depreciation)	1,746,918	(569,729)
Net increase (decrease) in net assets resulting from operations	1,870,160	(1,173,620)

Dividends paid to shareholders from net investment income	(268,092)	(295,115)

Net capital share transactions	409,937	1,083,339

Total increase (decrease) in net assets	2,012,005	(385,396)

Net assets:
Beginning of year	10,527,944	10,913,340
End of year (including distributions in excess of net investment income: $(25,795) and $(11,413), respectively)	$12,539,949	$10,527,944

See Notes to Financial Statements

International Growth and Income Fund	11

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

12	International Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

International Growth and Income Fund	13

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2017 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,872,311	$94,932	$—	$1,967,243
Consumer discretionary	1,295,375	123,464	—	1,418,839
Information technology	1,206,073	—	—	1,206,073
Industrials	1,085,229	—	—	1,085,229
Energy	1,041,547	—	—	1,041,547
Consumer staples	945,282	—	—	945,282
Utilities	707,428	—	—	707,428
Health care	615,444	—	—	615,444
Materials	522,282	78,865	—	601,147
Telecommunication services	446,483	—	—	446,483
Real estate	350,780	—	—	350,780
Miscellaneous	483,219	—	—	483,219
Preferred securities	31,175	—	—	31,175
Rights & warrants	1,167	—	—	1,167
Convertible bonds	—	65,197	—	65,197
Bonds, notes & other debt instruments	—	76,111	—	76,111
Short-term securities	—	1,442,614	—	1,442,614
Total	$10,603,795	$1,881,183	$—	$12,484,978

14	International Growth and Income Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$621	$—	$621
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(483)	—	(483)
Total	$—	$138	$—	$138

*	Securities with a value of $7,279,688,000, which represented 58.05% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

International Growth and Income Fund	15

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $130,163,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$621	Unrealized depreciation on open forward currency contracts	$483

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$11,263	Net unrealized depreciation on forward currency contracts	$(5,957)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

16	International Growth and Income Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$276	$—	$—	$—	$276
Bank of New York Mellon	200	—	—	—	200
Citibank	75	—	—	—	75
JPMorgan Chase	7	—	—	—	7
UBS AG	63	—	—	—	63
Total	$621	$—	$—	$—	$621
Liabilities:
HSBC Bank	$483	$—	$(260)	$—	$223

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2017, the fund reclassified $14,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $1,110,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

International Growth and Income Fund	17

As of June 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$9,498
Capital loss carryforward*	(1,072,230)
Gross unrealized appreciation on investment securities	2,117,466
Gross unrealized depreciation on investment securities	(252,563)
Net unrealized appreciation on investment securities	1,864,903
Cost of investment securities	10,620,075

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended June 30,
Share class	2017		2016
Class A	$101,196		$127,462
Class B1	17		127
Class C	3,663		5,551
Class T2	—	[3]
Class F-1	7,762		35,108
Class F-2	72,966		70,960
Class F-3[4]	17,802
Class 529-A	2,760		3,237
Class 529-B1	1		6
Class 529-C	425		566
Class 529-E	88		108
Class 529-T2	—	[3]
Class 529-F-1	314		316
Class R-1	103		225
Class R-2	783		919
Class R-2E	25		4
Class R-3	1,226		1,439
Class R-4	1,853		2,040
Class R-5E	4		—	[3]
Class R-5	759		773
Class R-6	56,345		46,274
Total	$268,092		$295,115

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the year ended June 30, 2017, the investment advisory services fee was $54,493,000, which was equivalent to an annualized rate of 0.487% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell

18	International Growth and Income Fund

fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

International Growth and Income Fund	19

For the year ended June 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$10,720	$6,404		$448		Not applicable
Class B1	23	4		Not applicable		Not applicable
Class C	2,555	374		128		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	1,186	673		237		Not applicable
Class F-2	Not applicable	4,023		1,613		Not applicable
Class F-3[4]	Not applicable	29		147		Not applicable
Class 529-A	264	158		62		$85
Class 529-B1	1	—	[3]	—	[3]	—	[3]
Class 529-C	288	40		15		20
Class 529-E	21	2		2		3
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	16		6		9
Class R-1	76	10		4		Not applicable
Class R-2	372	177		25		Not applicable
Class R-2E	6	2		—	[3]	Not applicable
Class R-3	311	106		31		Not applicable
Class R-4	202	88		40		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	16		15		Not applicable
Class R-6	Not applicable	14		1,028		Not applicable
Total class-specific expenses	$16,025	$12,136		$3,801		$117

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $570,000 in the fund’s statement of operations reflects $350,000 in current fees (either paid in cash or deferred) and a net increase of $220,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2017.

20	International Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2017

Class A	$601,070	20,187		$98,922		3,253		$(1,062,222)	(36,106)	$(362,230)	(12,666)
Class B2	12	—	[3]	17		1		(5,158)	(177)	(5,129)	(176)
Class C	33,924	1,143		3,609		118		(81,718)	(2,775)	(44,185)	(1,514)
Class T4	10	—	[3]	—		—		—	—	10	— [3]
Class F-1	261,545	9,085		7,664		252		(747,988)	(25,650)	(478,779)	(16,313)
Class F-2	1,670,073	56,115		71,078		2,358		(2,786,437)	(90,937)	(1,045,286)	(32,464)
Class F-3[5]	1,823,263	58,103		17,451		545		(52,701)	(1,643)	1,788,013	57,005
Class 529-A	17,034	575		2,758		91		(19,110)	(652)	682	14
Class 529-B2	12	—	[3]	—	[3]	—	[3]	(245)	(8)	(233)	(8)
Class 529-C	4,607	156		425		14		(5,788)	(198)	(756)	(28)
Class 529-E	771	26		88		3		(665)	(23)	194	6
Class 529-T4	10	—	[3]	—	[3]	—	[3]	—	—	10	— [3]
Class 529-F-1	3,688	125		314		10		(2,625)	(88)	1,377	47
Class R-1	1,168	40		103		4		(7,642)	(258)	(6,371)	(214)
Class R-2	14,826	503		783		26		(15,940)	(543)	(331)	(14)
Class R-2E	1,506	51		24		1		(208)	(7)	1,322	45
Class R-3	21,601	731		1,225		40		(24,575)	(832)	(1,749)	(61)
Class R-4	22,915	773		1,853		61		(22,852)	(765)	1,916	69
Class R-5E	286	10		4		—	[3]	(7)	— [3]	283	10
Class R-5	9,624	325		758		24		(7,857)	(264)	2,525	85
Class R-6	635,908	21,660		56,319		1,848		(133,573)	(4,468)	558,654	19,040
Total net increase (decrease)	$5,123,853	169,608		$263,395		8,649		$(4,977,311)	(165,394)	$409,937	12,863

Year ended June 30, 2016

Class A	$832,396	29,097		$124,734		4,321		$(906,838)	(31,885)	$50,292	1,533
Class B	226	8		126		4		(4,203)	(146)	(3,851)	(134)
Class C	48,898	1,699		5,463		189		(71,290)	(2,502)	(16,929)	(614)
Class F-1	425,935	14,665		34,847		1,209		(1,130,527)	(40,222)	(669,745)	(24,348)
Class F-2	1,870,840	66,385		68,371		2,367		(783,857)	(27,542)	1,155,354	41,210
Class 529-A	18,987	658		3,236		112		(17,662)	(614)	4,561	156
Class 529-B	15	1		6		—	[3]	(228)	(8)	(207)	(7)
Class 529-C	4,614	162		566		20		(5,206)	(184)	(26)	(2)
Class 529-E	625	22		108		4		(1,093)	(39)	(360)	(13)
Class 529-F-1	4,165	150		316		11		(3,166)	(110)	1,315	51
Class R-1	1,483	52		225		7		(2,990)	(104)	(1,282)	(45)
Class R-2	15,668	550		918		32		(14,267)	(500)	2,319	82
Class R-2E	408	15		4		—	[3]	(51)	(2)	361	13
Class R-3	23,933	831		1,438		50		(17,429)	(607)	7,942	274
Class R-4	28,385	990		2,039		71		(18,559)	(659)	11,865	402
Class R-5E6	10	—	[3]	—		—		—	—	10	— [3]
Class R-5	7,819	272		772		27		(5,255)	(182)	3,336	117
Class R-6	562,792	19,664		46,145		1,602		(70,553)	(2,477)	538,384	18,789
Total net increase (decrease)	$3,847,199	135,221		$289,314		10,026		$(3,053,174)	(107,783)	$1,083,339	37,464

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,852,087,000 and $3,808,423,000, respectively, during the year ended June 30, 2017.

International Growth and Income Fund	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
Year ended 6/30/2017	$27.81	$ .63	$ 4.27	$4.90	$(.68)	$—	$(.68)	$32.03	17.80%	$4,700		.92%		2.11%
Year ended 6/30/2016	31.99	.73	(4.11)	(3.38)	(.80)	—	(.80)	27.81	(10.62)	4,432		.91		2.52
Year ended 6/30/2015	36.56	.79	(3.53)	(2.74)	(.86)	(.97)	(1.83)	31.99	(7.48)	5,050		.91		2.36
Year ended 6/30/2014	32.06	1.23	5.82	7.05	(1.18)	(1.37)	(2.55)	36.56	22.66	5,027		.91		3.54
Year ended 6/30/2013	27.81	.84	4.26	5.10	(.85)	—	(.85)	32.06	18.41	3,703		.93		2.70
Class C:
Year ended 6/30/2017	27.74	.38	4.27	4.65	(.44)	—	(.44)	31.95	16.83	255		1.72		1.28
Year ended 6/30/2016	31.91	.48	(4.08)	(3.60)	(.57)	—	(.57)	27.74	(11.35)	263		1.72		1.68
Year ended 6/30/2015	36.47	.53	(3.52)	(2.99)	(.60)	(.97)	(1.57)	31.91	(8.19)	323		1.69		1.58
Year ended 6/30/2014	32.00	.95	5.80	6.75	(.91)	(1.37)	(2.28)	36.47	21.66	309		1.71		2.73
Year ended 6/30/2013	27.76	.59	4.25	4.84	(.60)	—	(.60)	32.00	17.47	225		1.74		1.89
Class T:
Period from 4/7/2017 to 6/30/2017[4,5]	30.40	.29	1.65	1.94	(.31)	—	(.31)	32.03	6.37 [6,7]	—	[8]	.16	[6,7]	.93	[6,7]
Class F-1:
Year ended 6/30/2017	27.80	.57	4.32	4.89	(.63)	—	(.63)	32.06	17.73	362		.97		1.93
Year ended 6/30/2016	31.98	.61	(4.00)	(3.39)	(.79)	—	(.79)	27.80	(10.68)	768		.96		2.11
Year ended 6/30/2015	36.55	.80	(3.56)	(2.76)	(.84)	(.97)	(1.81)	31.98	(7.52)	1,662		.95		2.38
Year ended 6/30/2014	32.06	1.23	5.79	7.02	(1.16)	(1.37)	(2.53)	36.55	22.57	1,226		.96		3.53
Year ended 6/30/2013	27.81	.94	4.16	5.10	(.85)	—	(.85)	32.06	18.39	844		.96		2.97
Class F-2:
Year ended 6/30/2017	27.82	.65	4.32	4.97	(.74)	—	(.74)	32.05	18.04	2,444		.70		2.22
Year ended 6/30/2016	32.00	.87	(4.19)	(3.32)	(.86)	—	(.86)	27.82	(10.43)	3,024		.70		3.02
Year ended 6/30/2015	36.57	.91	(3.58)	(2.67)	(.93)	(.97)	(1.90)	32.00	(7.27)	2,161		.69		2.71
Year ended 6/30/2014	32.07	1.32	5.80	7.12	(1.25)	(1.37)	(2.62)	36.57	22.90	1,228		.70		3.79
Year ended 6/30/2013	27.81	.92	4.26	5.18	(.92)	—	(.92)	32.07	18.64	697		.73		2.95
Class F-3:
Period from 1/27/2017 to 6/30/2017[4,9]	29.42	.64	2.41	3.05	(.45)	—	(.45)	32.02	10.40 [6]	1,825		.25	[6]	1.99	[6]
Class 529-A:
Year ended 6/30/2017	27.78	.61	4.26	4.87	(.66)	—	(.66)	31.99	17.71	136		.99		2.07
Year ended 6/30/2016	31.96	.70	(4.10)	(3.40)	(.78)	—	(.78)	27.78	(10.71)	118		1.00		2.45
Year ended 6/30/2015	36.52	.77	(3.52)	(2.75)	(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97		2.29
Year ended 6/30/2014	32.03	1.21	5.80	7.01	(1.15)	(1.37)	(2.52)	36.52	22.56	129		.98		3.48
Year ended 6/30/2013	27.78	.83	4.25	5.08	(.83)	—	(.83)	32.03	18.35	93		1.00		2.66

22	International Growth and Income Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 6/30/2017	$27.64	$.38	$4.24	$4.62	$(.43)	$—	$(.43)	$31.83	16.79%	$32		1.77%		1.28%
Year ended 6/30/2016	31.81	.47	(4.09)	(3.62)	(.55)	—	(.55)	27.64	(11.44)	29		1.79		1.64
Year ended 6/30/2015	36.36	.50	(3.51)	(3.01)	(.57)	(.97)	(1.54)	31.81	(8.26)	33		1.77		1.50
Year ended 6/30/2014	31.91	.93	5.77	6.70	(.88)	(1.37)	(2.25)	36.36	21.56	32		1.78		2.67
Year ended 6/30/2013	27.68	.58	4.23	4.81	(.58)	—	(.58)	31.91	17.42	23		1.82		1.85
Class 529-E:
Year ended 6/30/2017	27.78	.56	4.25	4.81	(.60)	—	(.60)	31.99	17.45	5		1.19		1.88
Year ended 6/30/2016	31.96	.62	(4.09)	(3.47)	(.71)	—	(.71)	27.78	(10.92)	4		1.22		2.17
Year ended 6/30/2015	36.52	.70	(3.53)	(2.83)	(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		2.07
Year ended 6/30/2014	32.03	1.12	5.81	6.93	(1.07)	(1.37)	(2.44)	36.52	22.26	5		1.23		3.21
Year ended 6/30/2013	27.79	.77	4.22	4.99	(.75)	—	(.75)	32.03	18.01	3		1.26		2.45
Class 529-T:
Period from 4/7/2017 to 6/30/2017[4,5]	30.40	.29	1.64	1.93	(.30)	—	(.30)	32.03	6.36 [6,7]	—	[8]	.17	[6,7]	.92	[6,7]
Class 529-F-1:
Year ended 6/30/2017	27.81	.69	4.26	4.95	(.72)	—	(.72)	32.04	17.98	15		.77		2.32
Year ended 6/30/2016	32.00	.79	(4.14)	(3.35)	(.84)	—	(.84)	27.81	(10.55)	11		.79		2.73
Year ended 6/30/2015	36.57	.83	(3.52)	(2.69)	(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		2.47
Year ended 6/30/2014	32.07	1.30	5.79	7.09	(1.22)	(1.37)	(2.59)	36.57	22.81	11		.78		3.72
Year ended 6/30/2013	27.81	.94	4.22	5.16	(.90)	—	(.90)	32.07	18.60	7		.81		3.00
Class R-1:
Year ended 6/30/2017	27.74	.32	4.34	4.66	(.45)	—	(.45)	31.95	16.90	5		1.66		1.09
Year ended 6/30/2016	31.91	.52	(4.09)	(3.57)	(.60)	—	(.60)	27.74	(11.25)[7]	10		1.59	[7]	1.80	[7]
Year ended 6/30/2015	36.49	.60	(3.55)	(2.95)	(.66)	(.97)	(1.63)	31.91	(8.05)[7]	13		1.57	[7]	1.81	[7]
Year ended 6/30/2014	32.01	1.14	5.74	6.88	(1.03)	(1.37)	(2.40)	36.49	22.07 [7]	9		1.35	[7]	3.28	[7]
Year ended 6/30/2013	27.78	.77	4.27	5.04	(.81)	—	(.81)	32.01	18.19 [7]	5		1.16	[7]	2.48	[7]
Class R-2:
Year ended 6/30/2017	27.68	.40	4.25	4.65	(.46)	—	(.46)	31.87	16.89	54		1.68		1.37
Year ended 6/30/2016	31.85	.48	(4.10)	(3.62)	(.55)	—	(.55)	27.68	(11.42)	47		1.79		1.66
Year ended 6/30/2015	36.40	.51	(3.51)	(3.00)	(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.51
Year ended 6/30/2014	31.94	.93	5.79	6.72	(.89)	(1.37)	(2.26)	36.40	21.62	53		1.74		2.69
Year ended 6/30/2013	27.71	.60	4.24	4.84	(.61)	—	(.61)	31.94	17.48	40		1.74		1.93
Class R-2E:
Year ended 6/30/2017	27.74	.59	4.16	4.75	(.57)	—	(.57)	31.92	17.24	2		1.40		1.98
Year ended 6/30/2016	31.96	.87	(4.35)	(3.48)	(.74)	—	(.74)	27.74	(10.97)	—	[8]	1.38		3.19
Period from 8/29/2014 to 6/30/2015[4,10]	35.91	.69	(2.75)	(2.06)	(.92)	(.97)	(1.89)	31.96	(5.73)[6,7]	—	[8]	.77	[7,11]	2.48	[7,11]

See page 24 for footnotes.

International Growth and Income Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
Year ended 6/30/2017	$27.76	$.53	$4.27	$4.80	$(.59)	$—	$(.59)	$31.97	17.40%	$66		1.25%		1.80%
Year ended 6/30/2016	31.94	.64	(4.12)	(3.48)	(.70)	—	(.70)	27.76	(10.95)	60		1.25		2.22
Year ended 6/30/2015	36.50	.71	(3.55)	(2.84)	(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		2.13
Year ended 6/30/2014	32.02	1.09	5.82	6.91	(1.06)	(1.37)	(2.43)	36.50	22.20	46		1.26		3.14
Year ended 6/30/2013	27.78	.76	4.23	4.99	(.75)	—	(.75)	32.02	18.02	33		1.27		2.43
Class R-4:
Year ended 6/30/2017	27.79	.63	4.27	4.90	(.68)	—	(.68)	32.01	17.77	87		.94		2.13
Year ended 6/30/2016	31.98	.73	(4.12)	(3.39)	(.80)	—	(.80)	27.79	(10.67)	74		.93		2.54
Year ended 6/30/2015	36.54	.83	(3.56)	(2.73)	(.86)	(.97)	(1.83)	31.98	(7.46)	72		.93		2.48
Year ended 6/30/2014	32.05	1.26	5.77	7.03	(1.17)	(1.37)	(2.54)	36.54	22.61	51		.93		3.62
Year ended 6/30/2013	27.80	.88	4.23	5.11	(.86)	—	(.86)	32.05	18.43	26		.93		2.82
Class R-5E:
Year ended 6/30/2017	27.79	.97	3.98	4.95	(.73)	—	(.73)	32.01	17.97	—	[8]	.71		3.19
Period from 11/20/2015 to 6/30/2016[4,12]	29.43	.54	(1.61)	(1.07)	(.57)	—	(.57)	27.79	(3.68)[6]	—	[8]	.78	[11]	3.16	[11]
Class R-5:
Year ended 6/30/2017	27.95	.73	4.29	5.02	(.77)	—	(.77)	32.20	18.13	33		.63		2.46
Year ended 6/30/2016	32.15	.82	(4.14)	(3.32)	(.88)	—	(.88)	27.95	(10.39)	26		.63		2.85
Year ended 6/30/2015	36.72	.92	(3.57)	(2.65)	(.95)	(.97)	(1.92)	32.15	(7.19)	26		.63		2.72
Year ended 6/30/2014	32.19	1.29	5.87	7.16	(1.26)	(1.37)	(2.63)	36.72	22.95	21		.63		3.69
Year ended 6/30/2013	27.91	.94	4.28	5.22	(.94)	—	(.94)	32.19	18.77	40		.65		3.00
Class R-6:
Year ended 6/30/2017	27.81	.76	4.24	5.00	(.78)	—	(.78)	32.03	18.17	2,519		.58		2.56
Year ended 6/30/2016	31.99	.85	(4.13)	(3.28)	(.90)	—	(.90)	27.81	(10.33)	1,657		.58		2.98
Year ended 6/30/2015	36.56	.93	(3.56)	(2.63)	(.97)	(.97)	(1.94)	31.99	(7.18)	1,305		.58		2.79
Year ended 6/30/2014	32.06	1.37	5.79	7.16	(1.29)	(1.37)	(2.66)	36.56	23.04	949		.59		3.91
Year ended 6/30/2013	27.80	.97	4.25	5.22	(.96)	—	(.96)	32.06	18.83	593		.61		3.11

	Year ended June 30
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	37%	37%	25%	29%	37%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

24	International Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

August 11, 2017

International Growth and Income Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2017, through June 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	International Growth and Income Fund

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio
Class A - actual return	$1,000.00	$1,146.46	$4.79	.90%
Class A - assumed 5% return	1,000.00	1,020.33	4.51	.90
Class C - actual return	1,000.00	1,141.51	9.08	1.71
Class C - assumed 5% return	1,000.00	1,016.31	8.55	1.71
Class T - actual return[2]	1,000.00	1,063.65	1.66	.70
Class T - assumed 5% return[2]	1,000.00	1,021.32	3.51	.70
Class F-1 - actual return	1,000.00	1,146.05	5.00	.94
Class F-1 - assumed 5% return	1,000.00	1,020.13	4.71	.94
Class F-2 - actual return	1,000.00	1,147.36	3.73	.70
Class F-2 - assumed 5% return	1,000.00	1,021.32	3.51	.70
Class F-3 - actual return[3]	1,000.00	1,103.95	2.57	.58
Class F-3 - assumed 5% return[3]	1,000.00	1,021.92	2.91	.58
Class 529-A - actual return	1,000.00	1,145.82	5.21	.98
Class 529-A - assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 529-C - actual return	1,000.00	1,141.17	9.34	1.76
Class 529-C - assumed 5% return	1,000.00	1,016.07	8.80	1.76
Class 529-E - actual return	1,000.00	1,144.38	6.27	1.18
Class 529-E - assumed 5% return	1,000.00	1,018.94	5.91	1.18
Class 529-T - actual return[2]	1,000.00	1,063.56	1.76	.74
Class 529-T - assumed 5% return[2]	1,000.00	1,021.12	3.71	.74
Class 529-F-1 - actual return	1,000.00	1,147.22	4.05	.76
Class 529-F-1 - assumed 5% return	1,000.00	1,021.03	3.81	.76
Class R-1 - actual return	1,000.00	1,141.61	8.87	1.67
Class R-1 - assumed 5% return	1,000.00	1,016.51	8.35	1.67
Class R-2 - actual return	1,000.00	1,141.93	8.82	1.66
Class R-2 - assumed 5% return	1,000.00	1,016.56	8.30	1.66
Class R-2E - actual return	1,000.00	1,143.41	7.39	1.39
Class R-2E - assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class R-3 - actual return	1,000.00	1,144.21	6.54	1.23
Class R-3 - assumed 5% return	1,000.00	1,018.70	6.16	1.23
Class R-4 - actual return	1,000.00	1,146.09	4.90	.92
Class R-4 - assumed 5% return	1,000.00	1,020.23	4.61	.92
Class R-5E - actual return	1,000.00	1,147.33	3.78	.71
Class R-5E - assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-5 - actual return	1,000.00	1,147.99	3.30	.62
Class R-5 - assumed 5% return	1,000.00	1,021.72	3.11	.62
Class R-6 - actual return	1,000.00	1,147.96	3.04	.57
Class R-6 - assumed 5% return	1,000.00	1,021.97	2.86	.57

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The period for the ”annualized expense ratio” and ”actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The ”assumed 5% return” line is based on 181 days.
[3]	The period for the ”annualized expense ratio” and ”actual return” line is based on the number of days since the share class began investment operations on January 27, 2017. The ”assumed 5% return” line is based on 181 days.

International Growth and Income Fund	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2017:

Foreign taxes	$0.08 per share
Foreign source income	$0.94 per share
Qualified dividend income	$298,413,000
Corporate dividends received deduction	$2,777,000
U.S. government income that may be exempt from state taxation	$1,087,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

28	International Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Steven T. Watson, 1955 Vice Chairman of the Board	2008	Partner — Capital International Investors, Capital International, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

International Growth and Income Fund	29

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Executive Vice President	2008	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Carl M. Kawaja, 1964 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Patrice R. Collette, 1967 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.
Donald H. Rolfe, 1972 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jason B. Smith, 1972 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[6]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

30	International Growth and Income Fund

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International Growth and Income Fund	33

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International Growth and Income Fund	35

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36	International Growth and Income Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Securities offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2017, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$102,000
2017	$122,000

b) Audit-Related Fees:
2016	$3,000
2017	$3,000

c) Tax Fees:
2016	$14,000
2017	$12,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$575,000
2017	$1,247,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $720,000 for fiscal year 2016 and $1,408,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM

Investment portfolio

June 30, 2017

Common stocks86.67% Financials15.69%	Shares	Value (000)
Prudential PLC	9,983,572	$228,985
AXA SA	6,906,200	188,916
Banco Santander, SA	22,477,023	148,693
BNP Paribas SA	1,969,000	141,815
AIA Group Ltd.	18,914,600	138,211
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	17,400,000	103,731
HDFC Bank Ltd.1	2,396,694	61,693
HDFC Bank Ltd. (ADR)	453,707	39,459
Toronto-Dominion Bank (CAD denominated)	1,783,000	89,851
Svenska Handelsbanken AB, Class A	5,707,000	81,696
Lloyds Banking Group PLC	88,000,000	75,818
Société Générale	1,358,000	73,070
Credit Suisse Group AG	4,250,041	61,430
Ping An Insurance (Group) Co. of China, Ltd., Class H	8,750,000	57,661
Sampo Oyj, Class A	1,054,500	54,041
Oversea-Chinese Banking Corp. Ltd.	6,313,000	49,477
ABN AMRO Group NV, depository receipts	1,853,437	49,133
Daiwa Securities Group Inc.	7,725,000	45,729
Shinsei Bank, Ltd.	21,669,000	37,761
Aviva PLC	5,300,000	36,310
ORIX Corp.	2,200,000	34,034
Bank Central Asia Tbk PT1	24,450,800	33,239
Allied Irish Banks, PLC2	5,522,120	31,220
National Australia Bank Ltd.	1,348,000	30,657
Sberbank of Russia PJSC (ADR)	2,955,000	30,584
Fairfax Financial Holdings Ltd., subordinate voting	54,800	23,720
Industrial and Commercial Bank of China Ltd., Class H2	30,000,000	20,250
Piraeus Bank SA2	241,543	59
		1,967,243
Consumer discretionary11.31%
Sony Corp.	5,270,000	200,820
MGM China Holdings, Ltd.	60,772,800	135,129
Christian Dior SE1	423,800	123,464
ProSiebenSat.1 Media SE	2,385,000	99,809
Wynn Macau, Ltd.	42,474,000	99,229
Paddy Power Betfair PLC	645,049	68,863
Axel Springer SE	1,116,501	67,076
HUGO BOSS AG	948,298	66,394
Nitori Holdings Co., Ltd.	420,000	56,162
Carnival Corp., units	788,000	51,669
adidas AG	266,500	51,060
Sands China Ltd.	10,853,200	49,696
Cie. Financière Richemont SA, Class A	567,500	46,754
Kroton Educacional SA, ordinary nominative	9,600,000	43,090
Ryohin Keikaku Co., Ltd.	145,000	36,187
OPAP SA	3,042,048	34,397

International Growth and Income Fund — Page 1 of 6

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Dixons Carphone PLC	9,036,000	$33,377
Las Vegas Sands Corp.	485,000	30,987
SES SA, Class A (FDR)	1,190,000	27,897
Toyota Motor Corp.	507,000	26,564
Steinhoff International Holdings NV	5,000,000	25,464
Hyundai Mobis Co., Ltd.	109,000	23,817
Continental AG	97,000	20,934
		1,418,839
Information technology9.62%
Taiwan Semiconductor Manufacturing Co., Ltd.	61,029,506	418,299
Nintendo Co., Ltd.	427,200	143,115
Murata Manufacturing Co., Ltd.	667,000	101,229
Samsung Electronics Co., Ltd.	48,700	101,176
Vanguard International Semiconductor Corp.2	50,975,000	100,542
AAC Technologies Holdings Inc.	7,114,000	88,931
ASML Holding NV	412,500	53,757
ASM Pacific Technology Ltd.	3,757,100	50,769
Delta Electronics, Inc.	5,960,000	32,621
Tech Mahindra Ltd.	5,402,500	31,928
Nokia Corp.	4,020,000	24,642
Quanta Computer Inc.	9,999,830	23,668
Tencent Holdings Ltd.	517,000	18,488
Alibaba Group Holding Ltd. (ADR)2	120,000	16,908
		1,206,073
Industrials8.65%
Flughafen Zürich AG	596,700	146,484
BAE Systems PLC	14,300,000	117,990
International Consolidated Airlines Group, SA (CDI)	14,485,000	115,083
Geberit AG	212,200	98,963
Ryanair Holdings PLC (ADR)2	672,529	72,371
Wolseley PLC	1,168,027	71,699
Abertis Infraestructuras, SA, Class A, non-registered shares	3,493,105	64,712
Meggitt PLC	9,144,324	56,799
ACS, Actividades de Construcción y Servicios SA	1,460,000	56,404
Mitsubishi Electric Corp.	3,215,000	46,178
Airbus SE, non-registered shares	500,000	41,117
Alliance Global Group, Inc.	131,000,000	37,124
Toshiba Corp.2	13,500,000	32,623
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	1,161,000	30,525
ASSA ABLOY AB, Class B	1,320,000	29,002
Grupo Aeroportuario del Pacífico SAB de CV	2,572,000	28,966
Edenred SA	1,055,000	27,509
Kühne + Nagel International AG	70,000	11,680
		1,085,229
Energy8.31%
Royal Dutch Shell PLC, Class B	9,857,600	264,805
Royal Dutch Shell PLC, Class B (ADR)	180,000	9,797
Royal Dutch Shell PLC, Class A	138,749	3,678
Royal Dutch Shell PLC, Class A (ADR)	3,291	175
Enbridge Inc. (CAD denominated)	5,606,194	223,331
TOTAL SA	2,373,509	117,341
Pembina Pipeline Corp.	2,981,591	98,750

International Growth and Income Fund — Page 2 of 6

Common stocks Energy (continued)	Shares	Value (000)
Reliance Industries Ltd.2	3,879,000	$82,816
Schlumberger Ltd.	1,210,000	79,666
LUKOIL Oil Co. PJSC (ADR)	1,305,000	63,554
Keyera Corp.	1,796,000	56,534
Gazprom PJSC (ADR)	7,905,000	31,288
Peyto Exploration & Development Corp.	541,000	9,812
		1,041,547
Consumer staples7.54%
British American Tobacco PLC	4,831,300	329,351
Nestlé SA	2,003,700	174,376
Kao Corp.	1,292,750	76,686
Pernod Ricard SA	502,800	67,334
Booker Group PLC	26,353,000	63,910
Associated British Foods PLC	1,650,000	63,096
Philip Morris International Inc.	470,000	55,201
Coca-Cola European Partners PLC	1,090,000	44,330
Shoprite Holdings Ltd.	2,752,864	41,954
Ambev SA	5,255,000	29,044
		945,282
Utilities5.64%
Enel SPA	25,834,334	138,504
DONG Energy AS	2,959,930	133,622
Rubis SCA	770,669	87,353
Northland Power Inc.	4,659,000	82,991
Infraestructura Energética Nova, SAB de CV	13,904,982	74,127
Power Assets Holdings Ltd.	5,583,000	49,305
Brookfield Infrastructure Partners LP	1,130,000	46,218
SSE PLC	2,358,401	44,632
EDP - Energias de Portugal, SA	10,880,000	35,577
CK Infrastructure Holdings Ltd.	1,797,000	15,099
		707,428
Health care4.91%
AstraZeneca PLC	3,023,000	202,181
Bayer AG	662,500	85,656
Hypermarcas SA, ordinary nominative	8,995,000	75,481
Novo Nordisk A/S, Class B	1,702,775	72,920
Novartis AG	734,000	61,084
Sanofi	440,000	42,093
Fisher & Paykel Healthcare Corp. Ltd.	4,336,000	36,381
Roche Holding AG, non-registered shares, nonvoting	102,000	25,976
Sartorius AG, non-registered shares, nonvoting preferred	141,700	13,672
		615,444
Materials4.79%
Koninklijke DSM NV	1,265,000	91,948
James Hardie Industries PLC (CDI)	5,265,000	82,957
Air Liquide SA1	437,139	54,022
Air Liquide SA, bonus shares1	201,025	24,843
Rio Tinto PLC	1,769,000	74,697
Glencore PLC	19,061,856	71,303
Boral Ltd.	13,020,784	69,554
Asahi Kasei Corp.	4,700,000	50,458

International Growth and Income Fund — Page 3 of 6

Common stocks Materials (continued)	Shares	Value (000)
Vale SA, Class A, preferred nominative	4,080,000	$33,141
Anhui Conch Cement Co. Ltd., Class H	8,117,000	28,226
Amcor Ltd.	860,000	10,715
Croda International PLC	183,448	9,283
		601,147
Telecommunication services3.56%
Vodafone Group PLC	53,470,000	151,645
Mobile TeleSystems PJSC (ADR)	9,208,000	77,163
SoftBank Group Corp.	916,000	74,086
Deutsche Telekom AG	2,985,000	53,595
NTT DoCoMo, Inc.	1,590,000	37,490
TDC A/S	6,000,000	34,892
HKT Trust and HKT Ltd., units	13,428,000	17,612
		446,483
Real estate2.80%
Link REIT	17,712,152	134,756
Longfor Properties Co. Ltd.	25,493,000	54,791
Brookfield Property Partners LP	2,123,700	50,268
Fibra Uno Administración, SA de CV REIT	25,742,151	48,821
Unibail-Rodamco SE, non-registered shares REIT	130,000	32,762
Sun Hung Kai Properties Ltd.	2,000,005	29,382
		350,780
Miscellaneous3.85%
Other common stocks in initial period of acquisition		483,219
Total common stocks (cost: $8,971,205,000)		10,868,714
Preferred securities0.25% Financials0.25%
HSBC Holdings PLC, Series 2, 8.00%	1,162,795	31,175
Total preferred securities (cost: $30,265,000)		31,175
Rights & warrants0.01% Financials0.00%
Piraeus Bank SA, warrants, expire 20181,2	8,630,614	—
Miscellaneous0.01%
Other rights & warrants in initial period of acquisition		1,167
Total rights & warrants (cost: $1,226,000)		1,167
Convertible bonds0.52% Health care0.39%	Principal?amount (000)
Bayer AG, convertible notes, 5.625% 2019	€ 34,700	48,308

International Growth and Income Fund — Page 4 of 6

Convertible bonds Financials0.13%	Principal?amount (000)	Value (000)
Banco Bilbao Vizcaya Argentaria, SA, convertible notes, 7.00% (undated)	€14,400	$16,889
Total convertible bonds (cost: $57,351,000)		65,197
Bonds, notes & other debt instruments0.61% Corporate bonds & notes0.27% Consumer discretionary0.16%
Myriad International Holdings 6.00% 20203	$18,700	20,266
Financials0.11%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 20493	5,410	5,831
Société Générale, junior subordinated 6.999% 2049	€6,200	7,312
		13,143
Total corporate bonds & notes		33,409
Bonds & notes of governments outside the U.S.0.22%
Buenos Aires (City of) 8.95% 20213,4	$25,000	27,937
U.S. Treasury bonds & notes0.12% U.S. Treasury0.12%
U.S. Treasury 0.875% 20175	14,775	14,765
Total U.S. Treasury bonds & notes		14,765
Total bonds, notes & other debt instruments (cost: $67,834,000)		76,111
Short-term securities11.50%
American Honda Finance Corp. 1.18% due 9/7/2017	50,000	49,890
Bank of Montreal 1.11%–1.21% due 8/4/2017–9/8/2017	79,400	79,254
Ciesco LLC 1.17% due 8/24/20173	50,000	49,904
CPPIB Capital Inc. 1.16% due 7/18/20173	50,000	49,972
Fairway Finance Corp. 1.12%–1.24% due 8/9/2017–9/13/20173	65,000	64,879
Fannie Mae 0.78% due 7/24/2017	64,500	64,468
Federal Home Loan Bank 0.86%–1.08% due 7/7/2017–10/16/2017	273,325	273,079
Hershey Co. 1.11% due 7/17/20173	30,000	29,984
Johnson & Johnson 1.10% due 9/5/20173	30,000	29,938
KfW 0.95% due 7/5/20173	50,000	49,993
Liberty Street Funding Corp. 1.22%–1.28% due 7/5/2017–9/18/20173	41,700	41,654
Mizuho Bank, Ltd. 1.11%–1.32% due 7/10/2017–10/20/20173	100,000	99,783
Nestlé Finance International Ltd. 1.14% due 9/7/2017	42,000	41,906
Nordea Bank AB 1.03%–1.21% due 7/20/2017–9/11/20173	91,100	90,950
Paccar Financial Corp. 1.12% due 8/3/2017	25,000	24,972
Sumitomo Mitsui Banking Corp. 1.02%–1.15% due 7/21/2017–8/2/20173	117,300	117,184
Total Capital Canada Ltd. 1.05%–1.18% due 8/16/2017–8/21/20173	90,000	89,854
U.S. Treasury Bills 0.82% due 9/7/2017	25,000	24,956
Victory Receivables Corp. 1.07%–1.30% due 7/6/2017–9/19/20173	90,000	89,825
Wal-Mart Stores, Inc. 0.88%–1.11% due 7/3/2017–7/19/20173	80,200	80,169
Total short-term securities (cost: $1,442,675,000)		1,442,614
Total investment securities 99.56% (cost: $10,570,556,000)		12,484,978
Other assets less liabilities 0.44%		54,971
Net assets 100.00%		$12,539,949

International Growth and Income Fund — Page 5 of 6

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD4,143	JPY465,000	JPMorgan Chase	7/7/2017	$7
USD7,220	JPY789,287	Bank of New York Mellon	7/10/2017	200
USD12,196	AUD16,500	HSBC Bank	7/12/2017	(483)
USD10,481	JPY1,162,000	Bank of America, N.A.	7/25/2017	138
USD7,519	JPY836,200	Citibank	7/28/2017	75
USD4,207	JPY465,000	UBS AG	8/21/2017	63
USD5,491	JPY600,000	Bank of America, N.A.	9/14/2017	138
				$138

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $297,261,000, which represented 2.37% of the net assets of the fund. This amount includes $33,239,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $938,123,000, which represented 7.48% of the net assets of the fund.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	A portion of this security was pledged as collateral. The total value of pledged collateral was $323,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
AUD = Australian dollars
CAD = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
FDR = Fiduciary Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Securities offered through American Funds Distributors, Inc.

MFGEFPX-034-0817O-S60624	International Growth and Income Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of June 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portoflio in securities referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

August 11, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: August 31, 2017